Lord Abbett

Quarterly Portfolio Holdings Report

Lord Abbett
Developing Growth Fund

For the period ended April 30, 2026

Schedule of Investments (unaudited)

April 30, 2026

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.76%

COMMON STOCKS 99.76%

Aerospace & Defense 10.25%
Aevex Corp. Class A*	467,466	$14,140,847
Carpenter Technology Corp.	108,256	46,355,219
FTAI Aviation Ltd.	73,746	18,412,164
Karman Holdings, Inc.*	371,888	25,280,946
Kratos Defense & Security Solutions, Inc.*	330,915	20,864,191
Mercury Systems, Inc.*	325,284	25,668,160
Moog, Inc. Class A	33,919	10,220,134
Rocket Lab Corp.*	180,888	14,925,069
VSE Corp.	118,451	20,335,668
Woodward, Inc.	49,819	18,083,799
York Space Systems, Inc.*(a)	387,959	12,864,720
Total		227,150,917

Beverages 1.53%
Celsius Holdings, Inc.*	301,688	10,127,666
Vita Coco Co., Inc.*	359,992	23,755,872
Total		33,883,538

Biotechnology 15.67%
Abivax SA ADR*	183,074	21,489,226
Arrowhead Pharmaceuticals, Inc.*	223,850	16,448,498
Ascendis Pharma AS (Denmark)*(a)(b)	84,934	19,482,161
Bridgebio Pharma, Inc.*	554,755	39,448,628
Celcuity, Inc.*	188,321	22,852,753
CG oncology, Inc.*	204,698	13,661,544
Cogent Biosciences, Inc.*	663,487	23,746,200
Dianthus Therapeutics, Inc.*	115,645	10,153,631
Madrigal Pharmaceuticals, Inc.*	82,089	42,472,028
Mirum Pharmaceuticals, Inc.*	263,316	25,623,280
Natera, Inc.*	83,160	17,144,266
Nuvalent, Inc. Class A*	91,136	9,139,118
Oruka Therapeutics, Inc.*	214,960	14,705,414
Investments	Shares	Fair Value
Biotechnology (continued)
Protagonist Therapeutics, Inc.*	138,522	$13,709,522
PTC Therapeutics, Inc.*	330,938	21,530,826
Revolution Medicines, Inc.*	133,298	19,210,908
Rhythm Pharmaceuticals, Inc.*	201,474	16,391,925
Total		347,209,928

Building Products 2.42%
Madison Air Solutions Corp. Class A*(a)	345,499	13,191,152
Modine Manufacturing Co.*	158,948	40,472,929
Total		53,664,081

Capital Markets 2.69%
Evercore, Inc. Class A	51,981	16,700,976
Miami International Holdings, Inc.*	472,654	21,973,684
Piper Sandler Cos.	240,796	20,997,411
Total		59,672,071

Construction & Engineering 14.16%
Argan, Inc.	44,171	29,593,687
Cardinal Infrastructure Group, Inc. Class A*(a)	422,602	22,410,584
Comfort Systems USA, Inc.	43,377	79,824,524
Construction Partners, Inc. Class A*	274,632	33,960,993
IES Holdings, Inc.*	43,441	27,979,479
Legence Corp. Class A*	269,776	23,459,721
MasTec, Inc.*	88,631	34,925,046
Sterling Infrastructure, Inc.*	119,486	61,609,371
Total		313,763,405

Diversified Consumer Services 1.59%
Lincoln Educational Services Corp.*	233,414	9,602,652
Universal Technical Institute, Inc.*	679,600	25,505,388
Total		35,108,040

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

April 30, 2026

Investments	Shares	Fair Value
Electrical Equipment 4.77%
Bloom Energy Corp. Class A*	253,478	$71,825,526
Nextpower, Inc. Class A*	284,957	33,946,927
Total		105,772,453

Electronic Equipment, Instruments & Components 7.44%
Bel Fuse, Inc. Class B	100,105	27,612,963
Cognex Corp.	194,794	10,813,015
Fabrinet (Thailand)*(b)	72,429	49,503,049
Littelfuse, Inc.	57,077	23,068,811
Sanmina Corp.*	97,628	21,265,331
TTM Technologies, Inc.*	205,985	32,590,947
Total		164,854,116

Entertainment 1.05%
IMAX Corp. (Canada)*(b)	287,198	10,919,268
Sphere Entertainment Co.*	87,014	12,395,144
Total		23,314,412

Ground Transportation 0.48%
Saia, Inc.*	23,712	10,642,420

Health Care Equipment & Supplies 0.83%
Glaukos Corp.*	128,426	18,450,963

Health Care Providers & Services 2.36%
Guardant Health, Inc.*	599,531	52,207,159

Hotels, Restaurants & Leisure 2.95%
Cava Group, Inc.*	330,862	30,905,820
Life Time Group Holdings, Inc.*	385,225	10,327,882
Navan, Inc. Class A*	1,381,876	24,169,011
Total		65,402,713

Information Technology Services 3.10%
Applied Digital Corp.*(a)	459,253	15,729,415
DigitalOcean Holdings, Inc.*	357,040	34,429,367
Fastly, Inc. Class A*	736,488	18,600,005
Total		68,758,787
Investments	Shares	Fair Value
Life Sciences Tools & Services 1.08%
Adaptive Biotechnologies Corp.*	1,697,752	$23,938,303

Machinery 2.32%
CECO Environmental Corp.*	157,848	11,702,851
Crane Co.	50,207	8,923,290
RBC Bearings, Inc.*	51,497	30,851,338
Total		51,477,479

Metals & Mining 0.49%
MP Materials Corp.*(a)	165,432	10,925,129

Pharmaceuticals 2.26%
Nektar Therapeutics*	273,886	23,291,266
Tarsus Pharmaceuticals, Inc.*	420,038	26,718,617
Total		50,009,883

Professional Services 1.56%
Planet Labs PBC*	935,837	34,597,894

Semiconductors & Semiconductor Equipment 15.20%
Allegro MicroSystems, Inc.*	381,986	18,526,321
Amkor Technology, Inc.	326,850	22,797,788
Astera Labs, Inc.*	97,006	18,890,948
Credo Technology Group Holding Ltd.*	98,869	17,204,195
Lattice Semiconductor Corp.*	307,882	37,647,811
MACOM Technology Solutions Holdings, Inc.*	183,636	51,713,734
MKS, Inc.	63,491	18,015,571
Nova Ltd. (Israel)*(b)	88,440	44,258,029
Rambus, Inc.*	161,460	18,585,661
Semtech Corp.*	315,364	33,128,988
SiTime Corp.*	99,838	56,123,932
Total		336,892,978

Software 5.00%
Cipher Digital, Inc.*	922,442	16,364,121
Clear Secure, Inc. Class A	330,272	17,633,222

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

April 30, 2026

Investments	Shares	Fair Value
Software (continued)
Guidewire Software, Inc.*	73,700	$10,199,343
Hut 8 Corp.*	251,529	19,060,868
JFrog Ltd.*	337,654	15,680,652
ServiceTitan, Inc. Class A*	139,225	8,278,318
Terawulf, Inc.*(a)	1,082,596	23,524,811
Total		110,741,335

Specialty Retail 0.56%
Boot Barn Holdings, Inc.*	72,777	12,477,617
Total Common Stocks (cost $1,438,416,916)		2,210,915,621

	Principal Amount
SHORT-TERM INVESTMENTS 3.44%

REPURCHASE AGREEMENTS 0.53%
Repurchase Agreement dated 4/30/2026, 3.250% due 5/1/2026 with Fixed Income Clearing Corp. collateralized by $11,804,000 of U.S. Treasury Note at 3.750% due 6/30/2027; value: $11,937,853; proceeds: $11,704,778 (cost $11,703,721)	$11,703,721	11,703,721

TIME DEPOSITS 0.29%
CitiBank N.A.(c) (cost $6,464,672)	6,464,672	6,464,672
Investments	Shares	Fair Value
MONEY MARKET FUNDS 2.62%
Fidelity Government Portfolio(c) (cost $58,182,046)	58,182,046	$58,182,046
Total Short-Term Investments (cost $76,350,439)		76,350,439
Total Investments in Securities 103.20% (cost $1,514,767,355)		2,287,266,060
Other Assets and Liabilities – Net (3.20)%		(70,932,552)
Net Assets 100.00%		$2,216,333,508

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Foreign security traded in U.S. dollars.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

April 30, 2026

The following is a summary of the inputs used as of April 30, 2026 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$2,210,915,621	$–	$–	$2,210,915,621
Short-Term Investments
Repurchase Agreements	–	11,703,721	–	11,703,721
Time Deposits	–	6,464,672	–	6,464,672
Money Market Funds	58,182,046	–	–	58,182,046
Total	$2,269,097,667	$18,168,393	$–	$2,287,266,060

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their net asset value as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of April 30, 2026 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Schedule of Investments (unaudited)(concluded)

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of April 30, 2026, the market value of securities loaned and collateral received were as follows:

Market Value of Securities Loaned	Collateral Received
$67,708,020	$64,646,718

QPHR-DEV-3Q

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